CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




     We consent to the inclusion in the Post Effective Amendment No.2 to Form SB-2 (No. 333-107360) of SpaceDev, Inc. of our report dated February 10, 2005, relating to the consolidated financial statements of SpaceDev, Inc. for the years ended December 31, 2004 and 2003.





San  Diego,  California                              PKF
April  26,  2005                                   Certified  Public Accountants
                                        A  Professional  Corporation